                                                                    EXHIBIT 99.1


                      IN THE UNITED STATES BANKRUPTCY COURT
                        FOR THE WESTERN DISTRICT OF TEXAS
                              SAN ANTONIO DIVISION

IN RE:                                  SECTION
                                        SECTION
SI RESTRUCTURING, INC.                  SECTION   CASE NO. 04-54504
                                        SECTION
SR RESTRUCTURING, INC.                  SECTION   CASE NO. 04-54506
                                        SECTION
SRE RESTRUCTURING, INC.                 SECTION   CASE NO. 04-54507
                                        SECTION
SF RESTRUCTURING, LLC                   SECTION   CASE NO. 04-54508
                                        SECTION
SFOPS RESTRUCTURING, LLC                SECTION   CASE NO. 04-54509
                                        SECTION
SBPROD RESTRUCTURING, LLC               SECTION   CASE NO. 04-54510
                                        SECTION
DFW RESTAURANT TRANSFER CORP.           SECTION   CASE NO. 04-54511
                                        SECTION
56TH AND 6TH, INC.                      SECTION   CASE NO. 04-54512
                                        SECTION
RAD ACQUISITION CORP.                   SECTION   CASE NO. 04-54513
                                        SECTION
SAN FELIPE, LLC,                        SECTION   CASE NO. 04-54514
                                        SECTION
                        DEBTORS.        SECTION   CHAPTER 11
                                        SECTION
                                        SECTION  (Jointly Administered under Case No. 04-54504)

            NOTICE OF EFFECTIVE DATE OF FINAL PLAN OF LIQUIDATION OF
              SI RESTRUCTURING, INC. AND ITS AFFILIATED DEBTORS AND
                              BAR DATES THEREUNDER

PLEASE TAKE NOTICE:

         1. Pursuant to Article XII of the Final Plan of Liquidation of SI Restructuring, Inc. and its Affiliated Debtors (the "Plan"), as confirmed by the Bankruptcy Court in its Order Confirming Final Joint Plan of Liquidation of SI Restructuring, Inc. and its Affiliated Debtors (the "Confirmation Order"), the following conditions to the effectiveness of the Plan have been satisfied:

         As required by Article XII of the Plan, (a) the Confirmation Order has become a Final Order (as defined by the Plan); and (b) all Plan Documents and other applicable corporate documents necessary or appropriate to the implementation of the Plan have been executed, delivered, and where applicable, filed with the appropriate governmental authorities.

In light of the satisfaction of the foregoing conditions, the Debtors have proceeded to effectuate the transactions contemplated by the Plan.

         2. THE EFFECTIVE DATE (AS DEFINED IN THE PLAN) OCCURRED ON APRIL 21, 2006. The provisions of the Plan and the Confirmation Order related to the period on or after the Effective Date of the Plan are in full force and effect.

         3. Pursuant to Section 5.1(c) of the Plan, requests for payment of Administrative Expense Claims must be filed no later than forty-five (45) days after the Effective Date. Holders of Administrative Expense claims, including, without limitations, professionals requesting compensation or reimbursement of expenses and the holders of any Claims of federal, state or local taxes, that are required to file a request for payment of such Claims and that do not file such requests by the applicable bar date shall be forever barred from asserting such Claims against the Debtors or any of their respective property. THE BAR DATE FOR FILING ADMINISTRATIVE EXPENSE CLAIMS IS JUNE 5, 2006.

         4. Pursuant to Section 9.1 of the Plan, all executory contracts and leases of the Debtors that were not previously assumed and assigned or rejected by the Debtors were deemed rejected, unless otherwise dealt with by the Plan or the Confirmation Order, or any other Order of the Court entered prior to the Effective Date. Contracts or lease that may have expired pursuant to their terms before the Effective Date and before any order of assumption or rejection were also deemed to have been rejected as of the Effective Date.

         5. Pursuant to Section 9.2 of the Plan, damages arising from the rejection of an executory contract or unexpired lease shall be a General Unsecured Claim. Any Claim for damages arising from the rejection of an executory contract or unexpired lease must be asserted in a timely filed proof of claim. The Court has previously set bar dates for the filing of rejection damages claims for many of the Debtors' significant executory contracts and leases and such bar dates have occurred. The bar date for filing rejection damage claims with respect to rejected franchise, consulting, lease, indemnification, severance, master license and other agreements was March 31, 2005. The bar date for filing rejection damage claims with respect to the numerous area developer agreements, brand license agreements, computer equipment leases, franchise agreements, non-residential real property leases, and other contracts and agreements that had been rejected as part of the bankruptcy proceedings was May 13, 2005.

         6. Pursuant to Section 9.2 of the Plan, the bar date for filing claims arising out of the rejection of all other executory contracts and leases pursuant to the Plan shall be forty-five days after the Effective Date. Accordingly, the bar date for filing claims arising out of the rejection of all other executory contracts and leases pursuant to the Plan is June 5, 2006. Any contract rejection Claims not filed by the applicable bar date shall be forever barred from assertion against the Debtor.

RESPECTFULLY SUBMITTED THIS 24TH DAY OF APRIL, 2006.

                                         HAYNES AND BOONE, LLP

                                         By: /s/ Sarah B. Foster
                                             -------------------
                                                 Robert D. Albergotti
                                                 State Bar No. 00969800
                                                 Sarah B. Foster
                                                 State Bar No. 07297500
                                                 HAYNES AND BOONE, LLP
                                                 901 Main Street, Suite 3100
                                                 Dallas, Texas 75202
                                                 Tel.: 214-651-5000
                                                 Fax: 214-651-5940

                                         ATTORNEYS FOR THE DEBTORS AND DEBTORS
                                         IN POSSESSION

                             CERTIFICATE OF SERVICE

         This is to certify that the foregoing document was served (a) on the parties listed below via e-mail, and (b) on the attached Global Service List by first class United States mail, postage prepaid; and was electronically filed with the Clerk of Court to be served by operation of the Court's electronic filing system upon the participants on the electronic-filing service list, on the 24th day of April, 2006.


                                                   /s/ Sarah B. Foster
                                                   -----------------------------
                                                   Sarah B. Foster

Sam Coats
SI Restructuring, Inc.
203 Colorado Street
Suite 600
Austin, Texas 78701
Email: scoats@schlotzskys.com

Vicky Leady
Steve Erickson
Matt Osburn
Schlotzsky's, Ltd.
4055 International Plaza, Suite 450
Fort Worth, TX 76109
Email: vleady@schlotzskys.com
       serickson@schlotzskys.com
       mosburn@schlotzskys.com

Robert D. Albergotti
Frances Smith
Dian Gwinnup
Haynes and Boone, LLP
901 Main Street, Suite 3100
Dallas, TX 75202
Email: robert.albergotti@haynesboone.com
       frances.smith@haynesboone.com
       dian.gwinnup@haynesboone.com
Attorneys for Debtors

Sarah Foster
Haynes and Boone, LLP
600 Congress Avenue, Suite 1300
Austin, TX 78701
Email: sarah.foster@haynesboone.com
Attorneys for Debtors

Eric Terry
Jennifer Villarreal
Haynes and Boone, LLP
112 E. Pecan Street, Suite 1600
San Antonio, TX  78205
Email: eric.terry@haynesboone.com
jennifer.villarreal@haynesboone.com
Attorneys for Debtors

J. Scott Rose
Toni Price
Jenkens & Gilchrist
Weston Centre, Suite 900
112 East Pecan Street
San Antonio, TX 78205
Email: srose@jenkens.com
       tprice@jenkens.com
Attorneys for John C. Wooley and
Jeffrey J. Wooley, and Third & Colorado, L.L.C.

United States Securities and Exchange Commission
Angie Dodd -- Sr. Bankruptcy Counsel
Midwest Regional Office
175 W. Jackson Ave., Suite 900
Chicago, IL 60604
Email: dodda@sec.gov

Kevin Epstein
Office of the United States Trustee
Western District of Texas
615 E. Houston Street, Suite 533
San Antonio, TX 78205
Email: kevin.m.epstein@usdoj.gov

Brannin Prideaux
Senior Vice President
Austin Market Manager
Commerce National Bank
5300 Bee Cave Rd., Bldg. #2
Austin, TX 78746
Email: bprideaux@commercenatl.com

Kevin Burke, Managing Director
Trinity Capital, LLC
11775 Wilshire Blvd., Suite 2450
Los Angeles, CA 90025
Email: kburke@trinitycapitalllc.com

Kent R. Berke
Sr. VP and General Counsel
Vistar Corporation
12650 East Arapahoe
Centennial, CO 80112
Email: kentberke@vistarvsa.com

John C. Wooley
P.O. Box 684707
Austin, TX 78768-4707
Email: jwooley@Austin.rr.com

Jeffrey J. Wooley
3003 Copper Mount Cove
Austin, TX 78746
Email: jwooley1@austin.rr.com

John F. Higgins
James Matthew Vaughn
Porter & Hedges, LLP
700 Louisiana, 35th Floor
Houston, TX 77002
Email: jhiggins@porterhedges.com
       mvaughn@porterhedges.com
Attorneys for Vistar Co.

Andrew Kerr
Diane Luft
Holland & Knight LLP
112 East Pecan Street, Suite 2700
San Antonio, TX 78205
Email: andy.kerr@hklaw.com
       diane.luft@hklaw.com
Attorneys for CIT Small Business Lending Corp.

William F. Stutts
Melissa Russell
Baker Botts, LLP
98 San Jacinto Blvd., Suite 1500
Austin, TX 78701-4039
Email: william.stutts@bakerbotts.com
       melissa.russell@bakerbotts.com
Attorneys for Commerce National Bank

Randell W. Livingston, Jr.
James Schober
Law Offices of Randell W. Livingston, Jr.
823 Congress Avenue, Suite 1150
Austin, TX 78701
Email: jms@rwlesq.com
       rwl@rwlesq.com
Attorneys for State Bank

Craig G. Johnson
Maylar LP
5720 LBJ Freeway, Suite 625
Dallas, TX 75240
Email: cjohnson@maylar.com

Eric Taube
Hohmann Taube & Summers, LLP
100 Congress Avenue, Suite 1800
Austin, TX 78701
Email: erict@hts-law.com
Attorneys for NS Associates I, Ltd., and
Original Development Group, LLC

Rick Gray
Gray & Becker, PC
900 West Ave. #7870
Austin, TX 78701
Email: rick.gray@graybecker.com

Law Office of John Wallis Harris
John W. Harris, Esq.
Frost Bank Tower, Suite 1776
100 West Houston St.
San Antonio, TX  78205
Email: jwharris@ev1.net
Attorney for William C. and Karen O'Brien Pfluger
Trustee of William Carl Pfluger Children's Trust and San Angelo Area Foundation

Frank J. Wright
Hance Scarborough Wright Ginsberg & Brusilow, LLP
14755 Preston Road, Suite 600
Dallas, TX  75254
Email: bankruptcy@hswgb.com
Attorney for Hance Scarborough Wright Ginsberg & Brusilow and McGuire-Hull
Company

David Weitman
Daniel Morenoff
Hughes & Luce, LLP
1717 Main Street, Suite 2800
Dallas, TX  75201
Email: dweitman@hughesluce.com
       dmorenoff@hughesluce.com
Attorneys for Cahispa, S.A. de Seguros de Vida

David Aelvoet
Linebarger Goggan Blair, et al.
711 Navarro, Suite 300
San Antonio, TX 78205
Email: sanantonio.bankruptcy@publicans.com
Attorneys for Bexar County

Berry Spears
Winstead Sechrest & Minick
401 Congress Ave., Suite 2100
Austin, TX  78701
Email: bspears@winstead.com
Attorneys for the Official Committee of Unsecured Creditors

Daniel Stewart
Richard H. London
Holly Warrington
James Markus
Vinson & Elkins LLP
3700 Trammell Crow Center
2001 Ross Avenue
Dallas, TX  75201-2975
Email: dstewart@velaw.com
       rlondon@velaw.com
       hwarrington@velaw.com
       jmarkus@velaw.com
Attorneys for GE Capital Franchise
Finance Corporation

Elizabeth Smith
Davis & Opper, PC
6655 First Park Ten, Suite 116
San Antonio, TX  78213
Email: bsmith@davis-opper.com
Attorneys for Franklin Bank, SSB

C. Mark Brannum
J. Frasher Murphy
Winstead Sechrest & Minnick P.C.
1201 Elm Street, Suite 5400
Dallas, TX  75270-2199
Email: mbrannum@winstead.com
       fmurphy@winstead.com
Attorneys for the Official Committee of Unsecured Creditors

Raymond W. Battaglia
Oppenheimer, Blend, Harrison & Tate, Inc.
711 Navarro, Sixth Floor
San Antonio, TX  78205
Email: rwb@obht.com
Attorneys for 60 West 57 Realty, Inc., Commercial Net Lease Realty, and Jeff and Carol Johnson

Kenneth D. Lerner
State Bar No, 12223500
Selman, Munson & Lerner, P.C.
Barton Oaks Plaza Four, Suite 200
901 South Mopac Expressway
Austin, Texas 78746
Email: klerner@selmanmunson.com

Patrick J. Neligan, Jr.
Omar J. Alaniz
Neligan Tarpley Andrews & Foley, LLP
1700 Pacific Avenue, Suite 2600
Dallas, TX  75201
Email: pneligan@neliganlaw.com
Email: oalaniz@neliganlaw.com
Attorneys for Winthrop Resources

Abigail R. Nesbitt
Winthrop Resources Corporation
11100 Wayzata Blvd. Suite 800
Minnetonka MN  55305
Email: ANesbitt@winthropresources.com

Brent R. McIlwain
Patton Boggs LLP
2001 Ross Ave., Suite 3000
Dallas, TX  75201
Email: bmcilwain@pattonboggs.com
Attorneys for Steve Tucker Company, et al.

David S. Gragg
Langley & Banack Incorporated
Trinity Plaza II, Ninth Floor
745 East Mulberry
San Antonio, TX  78212-3166
Email: dgragg@langleybanack.com
Attorneys for G.K. Eifler, et al.

David Bennett
Thompson & Knight LLP
1700 Pacific, Suite 3300
Dallas, TX  75201
Email: david.bennett@tklaw.com

Mr. Patrick Huffstickler
Cox Smith Matthews Incorporated
112 East Pecan Street, Suite 1800
San Antonio, TX  78205
Email: phuffstickler@coxsmith.com
Attorneys for First Volunteer Bank of Tennessee

Steve Turner
McGinnis Lochridge & Kilgore, LLP
919 Congress Avenue, Suite 1300
Austin, TX  78701
Email: sturner@mcginnislaw.com
Attorneys for American Bank of Commerce

F. Beth Morgan
Morgan & Luttrell, L.L.P.
711 Navarro, Suite 210
San Antonio, Texas 78205
E-mail: morgan@morgan-luttrell.com
Attorney for E Squared, Inc.

Ernest A. Laun
3626 N. Hall Street, Suite 519
Dallas, TX  75219
E-mail: elaw@airmail.net
Attorneys for American Express Business Finance

Schlotzsky's N.A.M.F., Inc., and
Schlotzsky's NAMF Funding, LLC
c/o Stephen W. Sather, Esq.
Barbara M. Barron, Esq.
Barron & Newberger, P.C.
1212 Guadalupe, Suite 104
Austin, TX  78701-1837
E-mail: bbarron@bnpclaw.com

Paul G. Durdaller
Smith, Gambrell & Russell, LLP
Suite 3100, Promenade II
1230 Peachtree Street, N.E.
Atlanta, GA  30303
E-mail: pdurdaller@sgrlaw.com
Attorneys for Regions Bank

Shad Robinson
Haley o Davis, P.C.
510 North Valley Mills Drive
Suite 600
Waco, TX  76710
E-mail: srobinson@haleydavis.com

Larry Ball
Hall Estill Hardwick, et al.
100 North Broadway, Suite 2900
Oklahoma City, OK  73102-8805
Email: lball@hallestill.com
Attorneys for Margene, Inc.

Steven Meyer
Oppenheimer Wolff & Donnelly LLP
3300 Plaza VII
45 South Seventh Street
Minneapolis, MN  55402
Email: smeyer@oppenheimer.com
Attorneys for Winthrop Resources Corporation

James Jordan
Jordan Law Offices, PA
8015 Creedmoor Road, Suite 201
Raleigh, NC  27613
Email: jfj@jordanlaw.com
Attorneys for The Deli Developer, Inc.
Mid-Atlantic Deli, LLC
Distinctive Services, Inc.

Lee Collins
Boyar & Miller, PC
4265 San Felipe, Suite 1200
Houston, TX 77027
Email: lcollins@boyarmiller.com
Attorneys for General Growth Management, Inc.

Erick Cotton, Esq.
Developers Diversified Realty Corp.
3300 Enterprise Parkway
P.O. Box 228042
Beachwood, OH 44122
Telephone: 216.755.5500
Facsimile: 216.755.1678
Email: ecotton@ddrc.com

Vicky Namken
IBM Corporation
13800 Diplomat
Dallas, TX 75234
Email: vnamken@us.ibm.com

Robert M. Einhorn
Zarco, Einhorn & Salkowski
Professional Association
100 Southeast 2nd Street, 27th Floor
Miami, FL  33131-2150
Email: reinhorn@zarcolaw.com
Attorneys for New Florida Markets, Ltd., Deli Keys, Ltd., and Jeff and Carol Johnson

Melissa Haselden
Weycer Kaplan Pulaski & Zuber, PC
1400 Summit Tower
11 Greenway Plaza
Houston, TX 77046
Email: mahaselden@wkpz.com
Attorneys for Crossroads Greenville Properties, Ltd.

Michael Deitch
Law Offices of Michael Deitch & Associates
800 Rio Grande
Austin, TX  78701
Email: mike.d@dhpc-law.com
Attorneys for Allegis Realty Investors, L.L.C.

Elizabeth Weller
Laurie A. Spindler
David G. Aelvoet
Linebarger Goggan Blair & Sampson, LLP
2323 Bryan Street, Suite 1600
Dallas, TX  75201
Email: dallas.bankruptcy@publicans.com
Attorneys for Dallas and Tarrant Counties

R. Glen Ayers
Langley & Banack, Incorporated
745 E. Mulberry, Suite 900
San Antonio, TX  78212
Email: gayers@langleybanack.com
Attorneys for James Magers and Steven Cole

Michelle E. Shriro, Esq.
Gerard Singer Levick & Busch, P.C.
16200 Addison Raod, Suite 140
Addison, TX  75001
E-mail: mshriro@gslb.com
Attorneys for Kimco Taylor 607, Inc. and Kimco Woodforest L.P.

Jenny J. Hyun
Associate Counsel
Weingarten Realty Management Company
2600 Citadel Plaza Drive
Houston, TX  77008
E-mail:  jhyun@weingarten.com

Delia M. Stephens
1100 Nasa Parkway, #204
Houston, TX  77058
E-mail: dmslaw@ev1.net
Attorney for Estate of Gloria Fields

Elizabeth Banda
Perdue, Brandon, Fielder, Collins & Mott, L.L.P.
P.O. Box 13430
Arlington, Texas 76094-0430
Email: arlbank@pbfcm.com
Attorney for Mansfield ISD and Arlington ISD

Ronald Hornberger
Plunkett & Gibson, Inc.
Renaissance Plaza, Suite 1100
70 Northeast Loop 410
San Antonio, Texas 78216
Email: hornbergerr@plunkett-gibson.com
Attorney for Triad Media Ventures, LLC

William B. Steele, III
James E. Davis
Locke Liddell & Sapp LLP
100 Congress, Suite 300
Austin, TX  78701-4042
Email: wsteele@lockeliddell.com
       jdavis@lockeliddell.com
Attorneys for CR IV Industrial, L.P.

Todd M. Kaye
Daniel Northrop
Gardner Carton & Douglas LLP
191 N. Wacker Drive, Suite 3700
Chicago, IL  60606-1698
E-mail: TKaye@gcd.com
        dnorthrop@gcd.com

Traci L. Cotton
Office of General Counsel
The University of Texas System / University of Texas at Austin
201 West Seventh Street
Austin, TX  78701
e-mail: tcotton@utsystem.edu

Karl M. Carlson
200 S. Wacker Drive, Suite 3000
Chicago, IL 60606
Telephone: (312) 876-3800
Facsimile: (312) 876-3816
E-mail: kcarlson@tishlerandwald.com

James Matthew Vaughn
David L. Burgert
Porter & Hedges, L.L.P.
1000 Main Street, 36th Floor
Houston, Texas  77002
E-mail: mvaughn@porterhedges.com
        dburgert@porterhedges.com
Attorneys for Dae W. Kim, DWK Enterprises, Inc., and Aecon International, Inc.

Kevin W. Willhelm
Law Offices of Weir & Wilhelm, P.C.
3111 South 14th Street
Abilene, TX  79605
E-mail: weir_willhelm@sbcglobal.net
Attorneys for Eddie Boykin

Kenneth Stohner, Jr.
Jackson Walker, L.L.P.
901 Main Street, Ste 6000
Dallas, TX 75202
Attorney for Triad Foods Group LLC
E-mail: kstohner@jw.com